UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway, Suite 22C, New York, New York

(Address of principal executive offices)

10019

(Zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2017, our Board authorized the establishment of a new series of preferred stock designated as Series A Preferred Stock, $0.01 par value, the terms of which are set forth in the certificate of designations for such series of Preferred Stock (the “Series A Certificate of Designations”) which was filed with the State of Delaware on June 30, 2017 (together with any preferred shares issued in replacement thereof in accordance with the terms thereof, the “Series A Preferred Stock”). On July 2, 2017, we entered into an exchange agreement (the “Exchange”) with one of our investors which had purchased certain senior secured convertible notes (the “Notes”), convertible into shares of our common stock pursuant to a certain June 6, 2016 securities purchase agreement, of $4.2 million aggregate principal amount of such Notes for 4,200 shares of Series A Preferred Stock (the “Series A Preferred Shares”). The Exchange is being made in reliance upon the exemption from registration provided by Rule 3(a)(9) of the Securities Act of 1933, as amended. The Series A Preferred Shares shall be entitled to the whole number of votes equal to $4.2 million divided by $3.68 (the closing bid price on June 13, 2016, the date of issuance of the Notes as adjusted for the reverse stock split effected in July 2016,) or 1,141,304 votes. The Series A Preferred Stock has no dividend, liquidation or other preferential rights to our common stock, and each share of Series A Preferred Stock shall be redeemable for the amount of $0.001, payable in cash, per share at our written election.

Item 3.02. Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 5.03. Amendment to Certificate of Incorporation.

See Item 1.01 above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series A Preferred Stock

10.1	Form of Exchange Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Date: July 3, 2017	By:	/s/ Jennifer Simpson
	Name:	Jennifer Simpson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designation of Series A Preferred Stock

10.1	Form of Exchange Agreement